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EXHIBIT 99.1


                    CERTIFICATION PURSUANT TO 18 USC SS.1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Composite Technology Corporation. (Company) on Form 10-QSB (Report) for the quarter ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof. We, Benton H Wilcoxon, Chief Executive and Leonard J. Roman, Chief Financial Officer of the Company, certify to the best of our knowledge, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Benton H Wilcoxon
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Benton H Wilcoxon
Chief Executive
Dated: May 13, 2003


/s/ Leonard J. Roman
----------------------
Leonard J. Roman
Chief Financial Officer

Dated: May 13, 2003